SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 31, 2003

COMPUTER SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 East Grand Avenue

El Segundo, California 90245

(Address of Principal Executive Offices, Including Zip Code)

(310) 615-0311

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.

On October 23, 2001, Computer Sciences Corporation (the “Company”) filed a Registration Statement on Form S-3 (File No. 333-72034) with the Securities and Exchange Commission (the “Commission”), relating to the registration under the Securities Act of 1933, as amended, of up to an initial aggregate offering price of $1,500,000,000 of debt securities, preferred stock, common stock, stock purchase contracts and stock purchase units (the “Securities”). The Registration Statement was declared effective on November 7, 2001.

On March 31, 2003, the Company entered into an Underwriting Agreement (filed herewith as Exhibit 1.1) with J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Scotia Capital (USA) Inc., Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein Securities LLC, ING Financial Markets LLC, McDonald Investments Inc., a KeyCorp Company, UBS Warburg LLC, U.S. Bancorp Piper Jaffray Inc., Wachovia Securities, Inc., and Wells Fargo Brokerage Services, LLC (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell and the Underwriters agreed, subject to certain conditions, to purchase $300,000,000 aggregate principal amount of the Company’s 3.50% Notes due April 15, 2008 (the “Notes”) registered under the Registration Statement at an initial public offering price of 98.966% of par for the Notes, less underwriting discounts and commissions (the “Offering”).

The issuance and sale of the Notes was completed on April 3, 2003. The Notes were issued pursuant to an Indenture (the “Base Indenture”) by and between the Company and Citibank, N.A., as trustee, dated as of February 10, 2003 (Exhibit 4.1), as supplemented and amended by the First Supplemental Indenture (the “First Supplemental Indenture” (Exhibit 4.2)), dated as of February 14, 2003 and the Second Supplemental Indenture (the “Second Supplemental Indenture” (filed herewith as Exhibit 4.3) and, together with the Base Indenture, as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), dated as of April 3, 2003. A specimen of the Global Note issued in connection with the Offering and pursuant to the Indenture setting forth the terms thereof is filed herewith as Exhibit 4.4.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

1.1

Underwriting Agreement, dated March 31, 2003, by and among the Company and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Scotia Capital (USA) Inc., Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein Securities LLC, ING

Exhibit No.		Description

Financial Markets LLC, McDonald Investments Inc., a KeyCorp Company, UBS Warburg LLC, U.S. Bancorp Piper Jaffray Inc., Wachovia Securities, Inc., and Wells Fargo Brokerage Services, LLC.

4.1	*	Indenture, dated as of February 10, 2003, by and between the Company and Citibank, N.A., as trustee.

4.2	*	First Supplemental Indenture, dated as of February 14, 2003, by and between the Company and Citibank, N.A., as trustee.

4.3		Second Supplemental Indenture, dated as of April 3, 2003, by and between the Company and Citibank, N.A., as trustee, and attaching a specimen form of the Notes.

4.4		Form of Note (Exhibit A to Exhibit 4.3).

5.1		Opinion of Gibson, Dunn & Crutcher LLP regarding the Notes.

12.1		Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1		Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1).

*	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed with the Commission on February 14, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SCIENCES CORPORATION

Date: April 3, 2003	By:	/s/ HAYWARD D. FISK
Hayward D. Fisk Vice-President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number		Description

1.1

Underwriting Agreement dated March 31, 2003, by and among the Company and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Scotia Capital (USA) Inc., Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein Securities LLC, ING Financial Markets LLC, McDonald Investments Inc., a KeyCorp Company, UBS Warburg LLC, U.S. Bancorp Piper Jaffray Inc., Wachovia Securities, Inc., and Wells Fargo Brokerage Services, LLC.

4.1	*	Indenture, dated as of February 10, 2003, by and between the Company and Citibank, N.A., as trustee.

4.2	*	First Supplemental Indenture, dated as of February 14, 2003, by and between the Company and Citibank, N.A., as trustee.

4.3		Second Supplemental Indenture, dated as of April 3, 2003, by and between the Company and Citibank, N.A., as trustee, and attaching a specimen form of the Notes.

4.4		Form of Note (Exhibit A to Exhibit 4.3).

5.1		Opinion of Gibson, Dunn & Crutcher LLP regarding the Notes.

12.1		Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1		Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1).

*Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed with the Commission on February 14, 2003.